Offerings - Offering: 1	Nov. 03, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 45,481,774.68
Amount of Registration Fee	$ 6,963.26
Offering Note	Calculated as the aggregate maximum purchase price based upon the net asset value per share as of June 30, 2025 of $24.24 and the offer to purchase up to 1,876,643 shares. The fee of $6,963.26 was paid in connection with the filing of the Schedule TO-I by BlackRock Private Credit Fund (File No. 005-94050) on July 31, 2025 (the “Schedule TO”). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. Calculated at $153.10 per $1,000,000 of the Transaction Value in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2025 and previously paid.